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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 7, 2005

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
               DELAWARE                               001-16337                             76-0476605
   (State or Other Jurisdiction of            (Commission File Number)                   (I.R.S. Employer
    Incorporation or Organization)                                                     Identification No.)

                             THREE ALLEN CENTER                                               77002
                         333 CLAY STREET, SUITE 4620                                        (Zip Code)
                               HOUSTON, TEXAS
                  (Address of Principal Executive Offices)
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       Registrant's Telephone Number, including Area Code: (713) 652-0582

                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

     On June 7, 2005, an article (the "Article") about PTI Group Inc. ("PTI"), a wholly owned subsidiary of Oil States International, Inc. (the "Company"), appeared in the Edmonton Journal. The Article includes certain financial and operational projections and discusses PTI's recent acquisition of Noble Structures Inc.

     The forward-looking statements made in the Article regarding the financial and operational projections of PTI and its industry were, in part, attributed to an officer of PTI and the Company. Such statements, to the extent made by such officer, were unauthorized and do not reflect the views of the Company. In particular, the statement projecting PTI revenues of C$350 million for 2005 is incorrect; the Company currently expects PTI revenues of approximately C$296 million (or approximately US$237 million) for 2005. The Article also states that PTI revenues are expected to reach C$800 million by 2010; the Company does not currently provide projections of PTI revenues for 2010, and investors should not rely on any such projection attributed to PTI or the Company. In addition, the Article contains a purported quote from the officer of PTI and the Company that there is currently an installed base of 12,000 housing units and there will be a requirement for approximately 50,000 transportable, modular remote-site rooms in PTI's market area over the next five years; the Company does not currently have adequate information regarding the industry-wide installed base of housing units and does not provide projections of the market for such rooms, and investors should not rely on any such information or projection attributed to PTI or the Company.

     The Company has not historically provided annual revenue projections on a segment or subsidiary basis and does not intend to do so in the future. This filing is being made only to correct certain unauthorized and inaccurate statements regarding PTI's expected revenues and does not represent a change in the Company's practices regarding the publication of revenue guidance. The Company does not undertake to update any of the forward-looking statements made herein.

     The Article also discussed PTI's recent acquisition of Noble Structures Inc. The consideration for the acquisition was less than US$10 million, and the acquisition is not considered to be material to the Company. With the Noble acquisition, the Company now expects that PTI's maximum payroll at its seasonal winter peak will approximate 2,400 employees, rather than the 3,000 employees indicated in the Article.

     This filing contains forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements included in this filing are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the "Business" section of the Form 10-K for the year ended December 31, 2004 filed by the Company with the SEC on March 2, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OIL STATES INTERNATIONAL, INC.



Date: June 8, 2005                  By:    /s/ Robert W. Hampton
                                        ----------------------------------------
                                    Name:  Robert W. Hampton
                                    Title: Vice President Finance and Accounting